Exhibit 4.b.i (vi)
RESOLUTIONS OF THE PRICING COMMITTEE OF
THE BOARD OF DIRECTORS
OF MASCO CORPORATION
SEPTEMBER 28, 2006
     In lieu of a meeting, the undersigned, being all of the members of the Pricing Committee of the Board of Directors of Masco Corporation, a Delaware corporation, (the “Company”) adopt the resolutions attached on Exhibit A hereto.
Dated: September 28, 2006

/s/ Richard A. Manoogian
Richard A. Manoogian

/s/ J. Michael Losh
J. Michael Losh

RESOLUTIONS OF THE PRICING COMMITTEE
OF THE BOARD OF DIRECTORS OF
MASCO CORPORATION
September 28, 2006
     WHEREAS, Masco Corporation, a Delaware corporation (the “Company”) the Company has filed and amended a Registration Statement (No. 333-100641) on Form S-3 with the Securities and Exchange Commission, which is in effect;
     WHEREAS, the Company desires to create a series of securities under the indenture dated as of February 12, 2001 (the “Indenture”), with The Bank of New York Trust Company, N. A. (as successor to Bank One Trust Company, National Association, effective October 1, 2006) (the “Trustee”), providing for the issuance from time to time of unsecured debentures, notes or other evidences of indebtedness of this Company (“Securities”) in one or more series under such Indenture; and
     WHEREAS, capitalized terms used in these resolutions and not otherwise defined are used with the same meaning ascribed to such terms in the Indenture;
     THEREFORE, BE IT RESOLVED, that there is established a series of Securities under the Indenture, the terms of which shall be as follows:
     1. The Securities of one series shall be designated as the “6.125% Notes Due 2016.”
     2. The aggregate principal amount of Securities of such series which may be authenticated and delivered under the Indenture is limited to One Billion Dollars ($1,000,000,000), except for Securities of such series authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Sections 3.04, 3.05, 3.06, 9.06 or 11.07 of the Indenture.
     3. The date on which the principal of the Securities of such series shall be payable is October 3, 2016.
     4. The Securities of such series shall bear interest from October 3, 2006 at the rate of 6.125% per annum, payable semi-annually on April 3 and October 3 of each year commencing on April 3, 2007 until the principal thereof is paid or made available for payment. The March 15 or September 15 (whether or not a business day), as the case may be, next preceding each such interest payment date shall be the “record date” for the determination of holders to whom interest is payable.

     5. The Securities of such series shall be issued initially in the form of global securities registered in the name of Cede & Co., as nominee of The Depository Trust Company (“DTC”), and will be held by the Trustee as custodian for DTC. The Securities shall be subject to the procedures of DTC and will not be issued in definitive registered form.
     6. The principal of and interest on the Securities of such series shall be payable at the office or agency of this Company maintained for such purpose in Chicago, Illinois or at any other office or agency designated by the Company for such purpose pursuant to the Indenture.
     7. The Securities of such series shall be subject to redemption in whole or in part prior to maturity, at the Company’s option, at a redemption price established in accordance with current market practice, substantially as follows: the redemption price shall be equal to the greater of (i) 100% of the principal amount of the Securities plus accrued interest to the redemption date, or (ii) the sum of the present values of the remaining principal amount and scheduled payments of interest on the Securities of such series to be redeemed (other than accrued interest to the redemption date), discounted to the redemption date on a semi-annual basis at the appropriate treasury rate plus 25 basis points plus accrued interest to the redemption date.
     8. The Securities of such series shall be issuable in denominations of One Thousand Dollars ($1,000) and any integral multiples thereof.
     9. The Securities shall be issuable at a price such that this Company shall receive Nine Hundred Eighty Eight Million Four Hundred Ten Thousand Dollars ($988,410,000) after an underwriting discount of Six Million Five Hundred Thousand Dollars ($6,500,000).
     10. The Securities shall be subject to Defeasance and discharge pursuant to Section 4.02 of the Indenture and to Covenant Defeasance pursuant to Section 10.06 of the Indenture with respect to any term, provision or condition set forth in any negative or restrictive covenant of the Company applicable to the Securities.
     11. The Securities shall be subject to the following change of control repurchase event:
          If a Change of Control Repurchase Event occurs, unless the Company has exercised its right to redeem the Securities as described above, the Company will make an offer to each holder of Securities to repurchase all or any part (in integral multiples of $1,000) of that holders’ Securities at a repurchase price in cash equal to 101% of the aggregate principal amount of Securities repurchased plus any accrued and unpaid interest on the Securities repurchased to the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but after the public announcement of the Change of Control, the Company will mail a notice to each holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Securities on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Securities, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the Securities by virtue of such conflict.
     On the Change of Control Repurchase Event payment date, the Company will, to the extent lawful:
1.	accept for payment all Securities or portions of Securities properly tendered pursuant to the Company’s offer;

2.	deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Securities or portions of Securities properly tendered; and

3.	deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an officers’ certificate stating the aggregate principal amount of Securities being purchased by the Company.
The paying agent will promptly mail to each holder of Securities properly tendered the purchase price for the Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Security equal in principal amount to any unpurchased portion of any Securities surrendered; provided that each new Security will be in a principal amount of $1,000 or an integral multiple of $1,000.
     The Company will not be required to make an offer to repurchase the Securities upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Securities properly tendered and not withdrawn under it offer.

     “Below Investment Grade Rating Event” means the Securities are rated below investment grade by both Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the rating agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade rating Event).
     “Change of Control” means the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), becomes the beneficial owner, directly or indirectly, of more than 50% of the Company’s voting stock, measured by voting power rather than number of shares.
     “Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.
     “Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P); and the equivalent investment grade credit rating from any additional rating agency or rating agencies selected by the Company.
     “Moody’s” means Moody’s Investor Services Inc.
     “Rating Agency” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of its control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by the Company (as certified by a resolution of the Board of Directors) as a replacement agency for Moody’s or S&P, or both, as the case may be.
     “S&P” means Standard & Poor’s Ratings Services, a division of McGraw-Hill, Inc.

     “Voting Stock” of any specified person (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
     FURTHER RESOLVED, that the Securities of each such series are declared to be issued under the Indenture and subject to the provisions hereof;
     FURTHER RESOLVED, that the Chairman of the Board, the President or any Vice President of the Company is authorized to execute, on the Company’s behalf and in its name, and the Secretary or any Assistant Secretary of the Company is authorized to attest to such execution and under the Company’s seal (which may be in the form of a facsimile of the Company’s seal), $1,000,000,000 aggregate principal amount of the Securities of such series (and in addition, Securities to replace lost, stolen, mutilated or destroyed Securities and Securities required for exchange, substitution or transfer, all as provided in the Indenture) and to deliver such Securities to the Trustee for authentication, and the Trustee is authorized and directed thereupon to authenticate and deliver the same to or upon the written order of this Company as provided in the Indenture;
     FURTHER RESOLVED, that the signatures of the Company officers so authorized to execute the Securities of such series may be the manual or facsimile signatures of the present or any future authorized officers and may be imprinted or otherwise reproduced thereon, and the Company for such purpose adopts each facsimile signature as binding upon it notwithstanding the fact that at the time the respective Securities shall be authenticated and delivered or disposed of, the individual so signing shall have ceased to hold such office;
     FURTHER RESOLVED, that Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., are appointed joint book-running managers of the underwriters for the issuance and sale of the Securities of such series, and the Chairman of the Board, the President or any Vice President of the Company is authorized, in the Company’s name and on its behalf, to execute and deliver an Underwriting Agreement, substantially in the form heretofore approved by the Company’s Board of Directors, with the underwriters, with such changes and insertions therein as are appropriate to conform such Underwriting Agreement to the terms set forth herein or otherwise as the officer executing such Underwriting Agreement shall approve and as are not inconsistent with these resolutions, such approval to be conclusively evidenced by such officer’s execution and delivery of the Underwriting Agreement;
     FURTHER RESOLVED, that The Bank of New York Trust Company, N. A. (as successor in interest to J.P. Morgan Trust Company), the Trustee under the Indenture, is appointed trustee for Securities of such series, and as Agent of this Company for the purpose of effecting the registration, transfer and exchange of the Securities of such series as provided in the Indenture, and the corporate trust office of The Bank of New York Trust Company, N. A., in Chicago, Illinois is designated pursuant to the Indenture as the office or agency of the Company where such Securities may be presented for registration, transfer and exchange and where notices and demands to or upon this Company in respect of the Securities and the Indenture may be served;
     FURTHER RESOLVED, that The Bank of New York Trust Company, N. A. (as successor in interest to J.P. Morgan Trust Company), is appointed Paying Agent of this Company for the payment of interest on and principal of the Securities of such series, and the corporate trust office of The Bank of New York Trust Company, N. A., is designated, pursuant to the Indenture, as the office or agency of the Company where Securities may be presented for payment; and
     FURTHER RESOLVED, that each of the Company’s officers is authorized and directed, on behalf of the Company and in its name, to do or cause to be done everything such officer deems advisable to effect the sale and delivery of the Securities of such series pursuant to the Underwriting Agreement and otherwise to carry out the Company’s obligations under the Underwriting Agreement, and to do or cause to be done everything and to execute and deliver all documents as such officer deems advisable in connection with the execution and delivery of the Underwriting Agreement and the execution, authentication and delivery of such Securities (including, without limiting the generality of the foregoing, delivery to the Trustee of the Securities for authentication and of requests or orders for the authentication and delivery of Securities).

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, 55 WATER STREET, NEW YORK, NEW YORK (THE “DEPOSITARY”), TO MASCO CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
MASCO CORPORATION
6.125% Securities Due 2016

CUSIP No. 574599BD7
No. 1	$500,000,000
     Masco Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of Five Hundred Million Dollars on October 3, 2016, and to pay interest thereon from October 3, 2006 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 3 and October 3 in each year, commencing April 3, 2007, at the rate of 6.125% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on the Securities shall be computed on the basis of a 360-day year consisting of twelve 30-day months.
     Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.
     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.
Dated: October 3, 2006

MASCO CORPORATION
By:	/s/ Timothy Wadhams
Timothy Wadhams
Senior Vice President and Chief Financial Officer

Attest:	/s/ Eugene A. Gargaro, Jr.
Eugene A. Gargaro, Jr.
Secretary

FORM OF TRUSTEE’S CERTIFICATE OF AUTHENTICATION
     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
Date of Authentication: October 3, 2006

The Bank of New York Trust Company, N.A., as successor in interest to J.P. Morgan Trust Company, N.A., as Trustee
By:	/s/ Benita A. Vaughn
Authorized Officer

REVERSE OF SECURITY
     This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 12, 2001 (herein called the “Indenture”), between the Company and The Bank of New York Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, N.A.), as Trustee (herein called the “Trustee,” which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,000,000,000.
     The Securities will be redeemable at the option of the Company, in whole at any time or in part from time to time (each, a “Redemption Date”) at a redemption price equal to the greater of (i) 100% of their principal amount plus accrued interest to the Redemption Date and (ii) the sum, as determined by the Independent Investment Banker, of the present values of the principal amount and the remaining scheduled payments of interest on the Securities to be redeemed (exclusive of interest accrued to such Redemption Date), discounted from the scheduled payment dates to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points plus accrued but unpaid interest thereon to the Redemption Date. Notwithstanding the foregoing, installments of interest on Securities that are due and payable on an interest payment date falling on or prior to the relevant Redemption Date will be payable to the holders of such Securities registered as such at the close of business on the relevant record date according to their terms and the provisions of the Indenture.
     If a Change of Control Repurchase Event occurs, unless the Company has exercised its right to redeem the Securities, the Company will make an offer to the Holders of Securities to repurchase all or any part (in integral multiples of $1,000) of that Holders’ Securities at a repurchase price in cash equal to 101% of the aggregate principal amount of Securities repurchased plus any accrued and unpaid interest on the Securities repurchased to the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but after the public announcement of the Change of Control, the Company will mail a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Securities on the Payment Date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the Payment Date specified in the notice. The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Securities, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the Securities by virtue of such conflict.
     On the Change of Control Repurchase Event Payment Date, the Company will, to the extent lawful:
1.	accept for payment all Securities or portions of Securities properly tendered pursuant to the Company’s offer;

2.	deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all Securities or portions of Securities properly tendered; and

3.	deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an officers’ certificate stating the aggregate principal amount of Securities being purchased by the Company.
     The Paying Agent will promptly mail to each Holder of Securities properly tendered the purchase price for the Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Security equal in principal amount to any unpurchased portion of any Securities surrendered; provided that each new Security will be in a principal amount of $1,000 or an integral multiple of $1,000.
     The Company will not be required to make an offer to repurchase the Securities upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Securities properly tendered and not withdrawn under its offer.

     “Below Investment Grade Rating Event” means the Securities are rated below investment grade by both Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the rating agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).
     “Change of Control” means the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), becomes the beneficial owner, directly or indirectly, of more than 50% of the Company’s voting stock, measured by voting power rather than number of shares.
     “Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.
     “Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities to be redeemed.
     “Comparable Treasury Price” means, with respect to any Redemption Date, the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.
     “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

     “Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P); and the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.
     “Moody’s” means Moody’s Investor Services Inc.
     “Paying Agent” means the The Bank of New York Trust Company, N.A.
     “Rating Agency” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by the Company (as certified by a resolution of the Company’s board of directors) as a replacement agency for Moody’s or S&P, or both, as the case may be.
     “Reference Treasury Dealer” means (a) each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. and their respective successors, unless either of them ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company shall substitute another Primary Treasury Dealer; and (b) any other Primary Treasury Dealer selected by the Company.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Securities, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. New York City time, on the third Business Day preceding such Redemption Date.
     “S&P” means Standard & Poor’s Ratings Services, a division of McGraw-Hill, Inc.
     “Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding such Redemption Date using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury price for such Redemption Date.

     “Voting Stock” of any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
     This Security will be subject to defeasance and discharge and to defeasance of certain obligations as set forth in the Indenture.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.
     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, 55 WATER STREET, NEW YORK, NEW YORK (THE “DEPOSITARY”), TO MASCO CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
MASCO CORPORATION
6.125% Securities Due 2016

CUSIP No. 574599BD7
Note 2	$500,000,000
     Masco Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of Five Hundred Million Dollars on October 3, 2016, and to pay interest thereon from October 3, 2006 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 3 and October 3 in each year, commencing April 3, 2007, at the rate of 6.125% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on the Securities shall be computed on the basis of a 360-day year consisting of twelve 30-day months.
     Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.
     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.
Dated: October 3, 2006

MASCO CORPORATION
By:	/s/ Timothy Wadhams
Timothy Wadhams
Senior Vice President and Chief Financial Officer

Attest:	/s/ Eugene A. Gargaro, Jr.
Eugene A. Gargaro, Jr.
Secretary

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FORM OF TRUSTEE’S CERTIFICATE OF AUTHENTICATION
     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
Date of Authentication: October 3, 2006

The Bank of New York Trust Company, N.A., as successor in interest to J.P. Morgan Trust Company, N.A., as Trustee
By:	/s/ Benita A. Vaughn
Authorized Officer

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REVERSE OF SECURITY
     This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 12, 2001 (herein called the “Indenture”), between the Company and The Bank of New York Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, N.A.), as Trustee (herein called the “Trustee,” which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,000,000,000.
     The Securities will be redeemable at the option of the Company, in whole at any time or in part from time to time (each, a “Redemption Date”) at a redemption price equal to the greater of (i) 100% of their principal amount plus accrued interest to the Redemption Date and (ii) the sum, as determined by the Independent Investment Banker, of the present values of the principal amount and the remaining scheduled payments of interest on the Securities to be redeemed (exclusive of interest accrued to such Redemption Date), discounted from the scheduled payment dates to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points plus accrued but unpaid interest thereon to the Redemption Date. Notwithstanding the foregoing, installments of interest on Securities that are due and payable on an interest payment date falling on or prior to the relevant Redemption Date will be payable to the holders of such Securities registered as such at the close of business on the relevant record date according to their terms and the provisions of the Indenture.
     If a Change of Control Repurchase Event occurs, unless the Company has exercised its right to redeem the Securities, the Company will make an offer to the Holders of Securities to repurchase all or any part (in integral multiples of $1,000) of that Holders’ Securities at a repurchase price in cash equal to 101% of the aggregate principal amount of Securities repurchased plus any accrued and unpaid interest on the Securities repurchased to the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but after the public announcement of the Change of Control, the Company will mail a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Securities on

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the Payment Date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the Payment Date specified in the notice. The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Securities, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the Securities by virtue of such conflict.
     On the Change of Control Repurchase Event Payment Date, the Company will, to the extent lawful:
1.	accept for payment all Securities or portions of Securities properly tendered pursuant to the Company’s offer;

2.	deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all Securities or portions of Securities properly tendered; and

3.	deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an officers’ certificate stating the aggregate principal amount of Securities being purchased by the Company.
     The Paying Agent will promptly mail to each Holder of Securities properly tendered the purchase price for the Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Security equal in principal amount to any unpurchased portion of any Securities surrendered; provided that each new Security will be in a principal amount of $1,000 or an integral multiple of $1,000.
     The Company will not be required to make an offer to repurchase the Securities upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Securities properly tendered and not withdrawn under its offer.

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     “Below Investment Grade Rating Event” means the Securities are rated below investment grade by both Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the rating agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).
     “Change of Control” means the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), becomes the beneficial owner, directly or indirectly, of more than 50% of the Company’s voting stock, measured by voting power rather than number of shares.
     “Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.
     “Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities to be redeemed.
     “Comparable Treasury Price” means, with respect to any Redemption Date, the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.
     “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

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     “Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P); and the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.
     “Moody’s” means Moody’s Investor Services Inc.
     “Paying Agent” means the The Bank of New York Trust Company, N.A.
     “Rating Agency” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by the Company (as certified by a resolution of the Company’s board of directors) as a replacement agency for Moody’s or S&P, or both, as the case may be.
     “Reference Treasury Dealer” means (a) each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. and their respective successors, unless either of them ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company shall substitute another Primary Treasury Dealer; and (b) any other Primary Treasury Dealer selected by the Company.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Securities, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. New York City time, on the third Business Day preceding such Redemption Date.
     “S&P” means Standard & Poor’s Ratings Services, a division of McGraw-Hill, Inc.
     “Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding such Redemption Date using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury price for such Redemption Date.

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     “Voting Stock” of any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
     This Security will be subject to defeasance and discharge and to defeasance of certain obligations as set forth in the Indenture.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.
     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and

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interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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